Exhibit 10.49

ARGYLE SECURITY, INC.

2007 OMNIBUS SECURITIES AND INCENTIVE PLAN

STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION

THIS AGREEMENT effective as of                                       , 200   , by and between Argyle Security, Inc., a Delaware corporation (the “Company”), and                                                                    (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Argyle Security, Inc. 2007 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.             Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.             Grant of Option.

The Committee hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of this Agreement and not less than one hundred ten percent (110%) of the Fair Market Value of a Share if the Optionee is a ten percent (10%) or greater shareholder of the Company as described in Section 7.3 of the Plan) (the “Option”). The Option is intended by the Committee to be an Incentive Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.

3.             Option Terms and Exercise Period.

(a)           The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b)           All or any part of the Option may be exercised by the Optionee no later than ten (10) years (five (5) years if the Optionee is a ten percent (10%) or greater shareholder of the Company as described in Section 7.3 of the Plan) after the date of this Agreement.

(c)           Except as otherwise provided in Section 10, this Agreement and the Option shall terminate on the earlier of (i) the (10th) anniversary (no later than the tenth anniversary) (the fifth (5th) anniversary if the Optionee is a ten percent (10%) or greater shareholder of the Company as described in Section 7.3 of the Plan) of the date of this Agreement, or (ii) the date the Option is fully exercised.

4.             Vesting.

Options to purchase one-third of the Shares (rounded to the nearest whole Share, except for the final vesting date, which relates to all remaining unvested Shares) shall vest and become exercisable on each of the following dates:

December 31, 2008

December 31, 2009

December 31, 2010

Notwithstanding the above schedule, the Optionee shall be one hundred percent (100%) vested in the Option if the Optionee’s employment with the Company shall terminate on account of the Optionee’s (a) Total and Permanent Disability, (b) death or (c) retirement upon or after attaining age sixty-five (65) with at least five (5) full years of service for the Company and/or an Affiliate. The Optionee shall forfeit any unvested portion of the Option upon termination of employment with the Company for any reason other than the Optionee’s Total and Permanent Disability, death or retirement upon or after attaining age sixty-five (65).

5.             Termination of Employment.

Sections 6.2, 6.4 and 6.5 of the Plan shall control.

6.             Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Total and Permanent Disability or death.

7.             Exercise of Option.

(a)           The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b)           Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.             Regulation by the Committee.

This Agreement and the Option shall be subject to any administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will or by the laws of descent and distribution.

9.             Rights as a Shareholder.

The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.           Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, in the sole discretion of the Committee, either (a) the Option shall automatically become fully vested and exercisable as of the date of such Change of Control, or (b) the Option shall terminate and the Company shall, within 30 days, make a cash payment to the Optionee equal to the product of (i) the number of Shares set forth in Section 1, multiplied by (ii) the excess of the Fair Market Value of a Share of Common Stock immediately prior to the Change of Control over the Option price. If the Company fails to make the payment described in clause (b) of the immediately preceding sentence within days following the Change of Control, the Option shall automatically become fully vested and exercisable as of the next day.

For purposes of this Agreement, the term “Change of Control” shall mean (i) for an Optionee who is a party to an employment agreement with the Company or an Affiliate which agreement provides for a definition of “Change of Control” therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for an Optionee who is not a party to such an agreement, “Change of Control” shall mean the earliest of the following to occur:

(a)           The public announcement by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (“Person”) that such Person, who or which, together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, shall be the beneficial owner of (fifty percent (50%) or more of the Company’s voting stock then outstanding;

(b)           The commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of the Company’s voting stock aggregating fifty percent (50%) or more of the Company’s then outstanding voting stock;

(c)           The announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the

Securities and Exchange Commission under the Exchange Act;

(d)           A proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were members of the Board at the beginning of the period;

(e)           The Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company’s voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;

(f)            The Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets to a person or entity which is not an affiliate of the Company; or

(g)           Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding anything to the contrary contained in this Section 10, the Board is hereby authorized to make any modifications to the above “Change of Control” definition as it determines in its sole discretion to be necessary for purposes of compliance with Section 409A of the Code, to the extent applicable.

11.           Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.           Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option, the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.           Withholding.

In the event the Optionee elects to exercise the Option (or any part thereof), if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the

Company or Affiliate shall be entitled to deduct and withhold such amounts.

14.           Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162 (m) of the Code and applicable interpretive authority thereunder).

15.           Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

16.           Effective Date of Grant.

The Option shall be effective as of the date first written above.

17.           Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:	ARGYLE SECURITY, INC.

By:
Donald F. Neville
Chief Financial Officer

, Optionee
Name:

ARGYLE SECURITY, INC.

2007 OMNIBUS SECURITIES AND INCENTIVE PLAN

STOCK OPTION AGREEMENT

EMPLOYEE NON-QUALIFIED STOCK OPTION

THIS AGREEMENT effective as of                              , 200  , by and between Argyle Security, Inc., a Delaware corporation (the “Company”), and                                (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Argyle Security, Inc 2007 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.                                       Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.                                       Grant of Option.

The Committee hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of this Agreement) (the “Option”). The Option is intended by the Committee to be a Non-Qualified Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.

3.                                       Option Terms and Exercise Period.

(a)                                  The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b)                                 All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the date of this Agreement.

(c)                                  Except as otherwise provided in Section 10, this Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the date of this Agreement or (ii) the date the Option is fully exercised.

4.                                       Vesting.

Options to purchase one-third of the Shares (rounded to the nearest whole Share, except for the final vesting date, which relates to all remaining unvested Shares) shall vest and become exercisable on each of the following dates:

December 31, 2008

December 31, 2009

December 31, 2010

Notwithstanding the above schedule, the Optionee shall be one hundred percent (100%) vested in the Option if the Optionee’s employment with the Company shall terminate on account of the Optionee’s (a) Total and Permanent Disability, (b) death or (c) retirement upon or after attaining age sixty-five (65) with at least five (5) full years of service for the Company and/or an Affiliate. The Optionee shall forfeit any unvested portion of the Option upon termination of employment with the Company for any reason other than the Optionee’s Total and Permanent Disability, death or retirement upon or after attaining age sixty-five (65).

5.                                       Termination of Employment.

Sections 6.2., 6.4 and 6.5 of the Plan shall control.

6.                                       Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Total and Permanent Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.

7.                                       Exercise of Option.

(a)                                  The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b)                                 Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.                                       Regulation by the Committee.

This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the

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Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.

9.                                       Rights as a Shareholder.

The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.                                 Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, in the sole discretion of the Committee, either (a) the Option shall automatically become fully vested and exercisable as of the date of such Change of Control, or (b) the Option shall terminate and the Company shall, within 30 days, make a cash payment to the Optionee equal to the product of (i) the number of Shares set forth in Section 1, multiplied by (ii) the excess of the Fair Market Value of a Share of Common Stock immediately prior to the Change of Control over the Option price. If the Company fails to make the payment described in clause (b) of the immediately preceding sentence within 30 days following the Change of Control, the Option shall automatically become fully vested and exercisable as of the next day.

For purposes of this Agreement, the term “Change of Control” shall mean (i) for an Optionee who is a party to an employment agreement with the Company or an Affiliate which agreement provides for a definition of “Change of Control” therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for an Optionee who is not a party to such an agreement, “Change of Control” shall mean the earliest of the following to occur:

(a)                                  The public announcement by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (“Person”) that such Person, who or which, together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, shall be the beneficial owner of fifty percent (50%) or more of the Company’s voting stock then outstanding;

(b)                                 The commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of the Company’s voting stock aggregating fifty percent (50%) or more of the Company’s then outstanding voting stock;

(c)                                  The announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act;

(d)                                 A proposed change in the constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved

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by a vote of at least two-thirds (2/3) of the directors then still in office who were members of the Board at the beginning of the period;

(e)                                  The Company enters into an agreement of merger, consolidation, share exchange or similar transaction with any other corporation other than a transaction which would result in the Company’s voting stock outstanding immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;

(f)                                    The Board approves a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets to a person or entity which is not an affiliate of the Company; or

(g)                                 Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding anything to the contrary contained in this Section 10, the Board is hereby authorized to make any modifications to the above “Change of Control” definition as it determines in its sole discretion to be necessary for purposes of compliance with Section 409A of the Code, to the extent applicable.

11.                                 Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.                                 Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.                                 Withholding.

In the event the Optionee elects to exercise the Option (or any part thereof) , if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

14.                                 Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely

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impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162 (m) of the Code and applicable interpretive authority thereunder).

15.                                 Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

16.                                 Effective Date of Grant.

The Option shall be effective as of the date first written above.

17.                                 Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:	ARGYLE SECURITY, INC.

By:

Donald F. Neville

WITNESS:	Chief Financial Officer

, Optionee
[Name]

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